Exhibit 10.68

Loan Extension Agreement This Loan Extension Agreement is an agreement to extend the borrowing period of the Loan Agreement, dated May 3, 2024 (the “Loan Agreement”), between Lee Young-Jae, as lender, (hereinafter referred to as “Party A”) and K Enter Holdings Inc, as borrower (hereinafter referred to as “Party B”). On May 3, 2024, Party A lent USD 255,461.40 (KRW 350,000,000) to K Enter Holdings. As the maturity of the existing loan agreement has approached, Party A and Party B hereby enter into this Loan Extension Agreement to extend the maturity of the Loan Agreement as detailed below as of November 4, 2024. Article 1 Summary 1) Amount for extending the borrowing period: USD 255,461.40 (KRW 350,000,000). 2) There will be 4.6 % per Annum charged on the loan 3) However, early repayment is possible if both Party A and Party B agree on the repayment date. Article 2 Extension for Loan Term and Late Interest 1) Extension for Loan Term The loan period under the Loan Agreement shall be extended from November 3, 2024, to the earlier of April 30, 2025, or within five days after the K Wave Media Ltd registration statement on Form F-4 is declared effective by the U.S. Securities and Exchange Commission. To certify the execution of this Loan Extension Agreement, two copies of this Loan Extension Agreement are prepared, and Party A and Party B will each keep one copy after signing and placing its seal. Dated: November 4, 2024 Party A: /s/ Lee, Young Jae Lee, Young Jae Address : 514-1001, 31, Dolma-ro 476beon-gil, Bundang-gu, Seongnam-si, Gyeonggi-do, Republic of Korea Party B: /s/ Tan Chin Hwee K Enter Holdings Inc Address: 16192 Coastal Highway, Lewes, Delaware, 19558 County of Sussex Executive Chairman: Tan Chin Hwee